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                                                          Exhibit 10(iii)A(4)(d)



                                 AMENDMENT NO. 3
                                     TO THE
                        NATIONAL SERVICE INDUSTRIES, INC.
                         SENIOR MANAGEMENT BENEFIT PLAN


     THIS AMENDMENT made as of this _____ day of _______________, 1996, by National Service Industries, Inc. ("NSI");

                              W I T N E S S E T H:

     WHEREAS, NSI has previously established the National Service Industries, Inc. Senior Management Benefit Plan (the "Plan") for the exclusive benefit of its eligible employees and their beneficiaries; and

     WHEREAS, effective as of August 31, 1996, NSI will reorganize its operations into several newly-formed corporations and limited partnerships; and

     WHEREAS,   NSI   desires  to  amend  the  Plan  in   connection   with  the
reorganization; and

     WHEREAS, pursuant to the power of amendment contained in Section 11.4 of the Plan, the Plan is hereby amended as follows:

                                       1.

     Section 1.9 of the Plan is hereby amended by deleting such section in its entirety and substituting the following:

          "1.9 Employer. For purposes of this Plan, Employer means National Service Industries, Inc. (or its successor or successors). Affiliated or related employers are permitted to adopt the Plan and shall be known as 'Adopting Employers.' To the extent required by certain provisions (e.g., Compensation and service), references to the Employer shall include the Adopting Employer of the Participant. Adopting Employers are listed on Appendix 1."

                                       2.

     Section 1.11 of the Plan is hereby amended by deleting such section in its entirety and substituting the following:

          "1.11 Participant: An employee of Employer or Adopting Employer who is eligible to participate in the Plan according to standards adopted by Board of Directors of Employer and who elects to participate in this Plan."

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Exhibit 10(iii)A(4)(d)

                                       3.

     Section 10.2 of the Plan is hereby amended by deleting such section in its entirety and substituting the following:

          "10.2 Benefits Unfunded: The benefits provided by this Plan shall be unfunded. All amounts payable under this Plan to a Participant shall be paid from the general assets of the employer which principally employs the Participant (the "Obligated Employer"), and nothing contained in this Plan shall require the Obligated Employer to set aside or hold in trust any amounts or assets for the purpose of paying benefits to Participants. This Plan shall create only a contractual obligation on the part of the Obligated Employer and Participants shall have the status of general unsecured creditors of the Obligated Employer under the Plan with respect to amounts of Compensation they defer hereunder or any other obligation of the Obligated Employer to pay benefits pursuant hereto. Any funds of the Obligated Employer available to pay benefits pursuant to the Plan shall be subject to the claims of general creditors of the Obligated Employer, and may be used for any purpose by the Obligated Employer. Any insurance policy or other asset acquired or held by the Obligated Employer shall not be deemed to be held under any trust for the benefit of Participant or to be security for the performance of the Obligated Employer's obligations pursuant hereto.

          Notwithstanding the preceding paragraph, the Obligated Employer may at any time transfer assets to a trust for purposes of paying all or any part of its obligations under this Plan. However, to the extent provided in the trust only, such transferred amounts shall remain subject to the claims of general creditors of the Obligated Employer. To the extent that assets are held in a trust when a Participant's benefits under the Plan become payable, the Plan Administrator shall direct the trustee to pay such benefits to the Participant from the assets of the trust."

                                       4.

     Article X of the Plan is hereby amended by adding the following new section 10.7:

          "10.7 Guarantee of Performance: In consideration of each Participant's performance of valuable services that inure to the financial benefit of the Company, the Company does hereby agree to perform all of the obligations and responsibilities and pay any benefits due and owing to the Participant under the Plan if the Obligated Employer (as defined in Section 10.2) designated to perform such obligations and responsibilities or pay such benefits fails or is unable to do so."

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                                                                         Page 29
                                                          Exhibit 10(iii)A(4)(d)

                                       5.

     The Plan is hereby amended by incorporating the following as Appendix 1:

                                   "Appendix 1
                               Adopting Employers

         North Bros., Inc.
         National Service Industries, Inc. of Georgia
         NSI Enterprises, Inc.
         Zep Manufacturing Company
         NSI Services, L.P."

                                       6.

     This Amendment shall be effective August 31, 1996.

                                       7.

     Except as provided herein, the provisions of the Plan shall remain in full force and effect.


     IN WITNESS WHEREOF, NSI has caused this Amendment No. 3 to be executed by its duly authorized corporate officer and is hereby accepted the same as of the date and year first written above.


ATTEST:                                     NATIONAL SERVICE INDUSTRIES, INC.



By: _____________________________   By: _________________________________